Exhibit 3.4

                        ENERGY CONVERSION DEVICES, INC.
                        -------------------------------

                                 B Y L A W S
                                 -----------

ARTICLE I        Certificate of Incorporation: Offices                        1
ARTICLE II       Annual Meetings of Stockholders                              1
ARTICLE III      Special Meeting of Stockholders                              2
ARTICLE IV       Place and Notice of Stockholders' Meetings                   2
ARTICLE V        Quorum and Action of Stockholders                            3
ARTICLE VI       Proxies and Voting                                           3
ARTICLE VII      Consent by Stockholders                                      4
ARTICLE VIII     Board of Directors                                           5
ARTICLE IX       Powers of Directors                                          6
ARTICLE X        Committees                                                   6
ARTICLE XI       Meetings of the Board of Directors                           6
ARTICLE XII      Quorum and Action of Directors                               7
ARTICLE XIII     Consent by Directors or Committees                           7
ARTICLE XIV      Officers and Agents                                          8
ARTICLE XV       Chairman of the Board, President and Vice President          8
ARTICLE XVI      Treasurer                                                    9
ARTICLE XVII     Secretary                                                    9
ARTICLE XVIII    Resignations and Removals                                   10
ARTICLE XIX      Vacancies and Newly Created Directorships                   10
ARTICLE XX       Waiver of Notice                                            11
ARTICLE XXI      Capital Stock                                               11
ARTICLE XXII     Certificate of Stock                                        11
ARTICLE XXIII    Transfer of Shares of Stock                                 12
ARTICLE XXIV     Transfer Books; Record Date                                 12
ARTICLE XXV      Loss of Certificate                                         13
ARTICLE XXVI     Seal                                                        13
ARTICLE XXVII    Execution of Papers                                         13
ARTICLE XXVIII   Fiscal Year                                                 13
ARTICLE XXIX     Indemnification of Directors and Officers                   14
ARTICLE XXX      Amendments                                                  14

                       ENERGY CONVERSION DEVICES, INC.
                       -------------------------------

                                 B Y L A W S
                                 -----------

                                  ARTICLE I
                                  ---------

                    Certificate of Incorporation: Offices
                    -------------------------------------

            The name, the location of the principal office of the Corporation in the State of Delaware, the name and address of the registered agent of the Corporation in the State of Delaware, and the objects or purposes of the Corporation shall be as set forth in its certificate of incorporation. These bylaws, the powers of the Corporation and of its directors and stockholders, and all matters concerning the conduct and regulation of the business of the Corporation, shall be subject to such provisions in regard thereto, if any, as are set forth in said certificate of incorporation. The certificate of incorporation is hereby made a part of these bylaws. In these bylaws references to "certificate of incorporation" shall be construed to mean the certificate of incorporation of the Corporation as from time to time amended, the expression "certificate of incorporation" having the meaning given to it by the General Corporation Law of the State of Delaware and references to these bylaws or to any requirement or provision of law shall mean these bylaws or such requirement or provision as then in effect.

            The Corporation may have such additional offices at such other places within or without the State of Delaware as the board of directors may from time to time appoint or as the business of the Corporation may require.


                                  ARTICLE II
                                  ----------

                       Annual Meetings of Stockholders
                       -------------------------------

            The annual meeting of stockholders shall be held on the date established by resolution of the Board of Directors within one year from the end of the Corporation's Fiscal Year. Purposes for which the annual meeting is to be held, additional to those prescribed by law, by the certificate of incorporation and by these bylaws, may be specified by resolution of the board of directors or by a writing filed by the secretary signed by the chairman of the board of directors, the president, by a majority of the directors then in office or by one or more stockholders who are entitled to vote and who hold at least a one-fifth part in interest of the capital stock entitled to vote at the meeting. If the election of the directors shall not be held on the day designated by these bylaws, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor, a special meeting of the stockholders may be held in place thereof or if the election of directors shall not be held at such annual meeting, a special meeting of the stockholders may be held therefor, and any business transacted or elections held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these by-laws, except in this Article II and in Article IV, to the annual meeting of the stockholders shall be deemed to refer to such special meeting. Any such special meeting shall be called, and the purposes thereof shall be specified in the call, as provided in Article III.


                                 ARTICLE III
                                 -----------

                       Special Meeting of Stockholders
                       -------------------------------

            A special meeting of the stockholders may be called at any time by the chairman of the board of directors, by the board of directors, or by a majority of the directors then in office. Upon written application by one or more stockholders entitled to vote that hold (individually or in the aggregate) one-fifth part in interest of the capital stock entitled to vote at the meeting, a special meeting of the stockholders shall be called by the secretary, or in the case of death, absence, incapacity or refusal of the secretary, by some other officer. The notice and call of any special meeting called by the secretary (or such other officer) shall state the time, place and purpose(s) of the meeting. Business transacted at any special meeting shall be limited to the purpose(s) set forth in the notice and call.


                                  ARTICLE IV
                                  ----------

                  Place and Notice of Stockholders' Meetings
                  ------------------------------------------

            An annual meeting of stockholders and any special meeting of stockholders held in place of any such annual meeting shall be held at the principal office of the Corporation in the State of Delaware or at such other place either within or without the State of Delaware as the board of directors shall determine and the place at which such meeting shall be held shall be stated in the notice and call of the meeting. Any other special meeting of the stockholders shall be held at such place within or without the State of Delaware as is stated in the call. Any adjourned session of any annual or special meeting of the stockholders shall be held at such place as is designated in the vote of adjournment.

            Except as may be otherwise required by law, by the certificate of incorporation or by other provisions of these bylaws, and subject to the provisions of Article IX, a written notice of each meeting of stockholders, stating the place, day and hour thereof and the purposes for which the meeting is called, shall be given, at least ten days and not more than fifty days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who under the certificate of incorporation is entitled to such notice, by leaving such notice with him or at his residence or usual place of business or by mailing it, postage prepaid, addressed to such stockholder at his address as it appears upon the books of the corporation. Such notice shall be given by the secretary, or in case of the death, absence, incapacity or refusal of the secretary, by some other officer or by a person designated either by the secretary or by the person or persons calling the meeting or by the board of directors.


                                  ARTICLE V
                                  ---------

                       Quorum and Action of Stockholders
                       ---------------------------------

            At any meeting of the stockholders, a quorum for the election of any director or officer or for the consideration of any question shall consist of a majority in interest of all stock issued and outstanding and entitled to vote at such election or upon such question, respectively, represented either in person or by proxy, except in any case where a larger quorum is required by laws, by the certificate of incorporation or by these bylaws. Stock owned by the Corporation, if any, shall not be deemed outstanding for this purpose. In any case any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

            When a quorum for an election is present at any meeting, a plurality of the votes properly cast for any office shall elect to such office except in any case where a larger vote is required by law, by the certificate of incorporation or by these bylaws. When a quorum for the consideration of a question is present at any meeting, a majority of the votes properly cast upon the question shall decide the question except in any case where a larger vote is required by law, by the certificate of incorporation or by these bylaws.


                                   ARTICLE VI
                                   ----------

                              Proxies and Voting
                              ------------------

            Except as otherwise provided in the certificate of incorporation and subject to the provisions of Article XXIV of these bylaws, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period; and except where a date shall have been fixed as a record date for the determination of the stockholders entitled to vote, as provided in Article XXIV of these bylaws, no share of stock shall be voted on at any election for directors which has been transferred on the books of the Corporation within twenty days next preceding such election of directors. Shares of the capital stock of the Corporation belonging to the Corporation shall not be voted upon directly or indirectly.

            Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held, or to give any consent permitted by law, and persons whose stock is pledged shall be entitled to vote, or to give any consent permitted by law, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent said stock and vote thereon or give any such consent.

            The secretary shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder's name. For said ten days such list shall be open, at the place where said election is to be held, to the examination of any stockholder during ordinary business hours, and shall be produced and kept at the time and place of election during the whole time thereof, subject to the inspection of any stockholder who may be present. The original or duplicate stock ledger shall be the only evidence as to who are stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such election.


                                 ARTICLE VII
                                 -----------

                            Consent by Stockholders
                            -----------------------

            To the extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of law or of the certificate of incorporation or by these bylaws, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken. In the event that the action which is consented to is such as would have required the filing of a certificate under any of the provisions of the General Corporation Law of the State of Delaware, if such action had been voted upon by the stockholders at a meeting thereof, the certificate filed under such provision shall state that written consent has been given under Section 228 of said General Corporation Law, in lieu of stating that the stockholders have voted upon the corporate action in question, if such last mentioned statement is required thereby.

                                 ARTICLE VIII
                                 ------------

                              Board of Directors
                              ------------------

            A board of directors shall be elected annually by the stockholders at their annual meeting.

            If and to the extent that the certificate of incorporation shall provide for the number of directors or as to changes in such number, such provisions shall govern, and the provisions of these bylaws shall be applicable if and to the extent not inconsistent with any such provisions of the certificate of incorporation.

            References in these bylaws to the total number of directors mean the total number fixed as herein provided, irrespective of the number at the time in office.

            The total number of directors shall consist of not less than three nor more than seven directors. Within such limits the total number of directors for the ensuing year shall be fixed at each annual meeting by vote of the stockholders; but, if the number is not so fixed, the number shall remain as it stood immediately prior to such meeting.

            At any time during any year the total number of directors may be increased within the aforesaid limits by vote of a majority of the total number of directors. At any time during any year the total number of directors may be increased or reduced within the aforesaid limits by the stockholders at a meeting called for the purpose, by vote of a majority of the stock issued and outstanding, or in the case of a reduction which involves the termination of the directorship of an incumbent director, by such larger vote, if any, as would be required to remove such incumbent from office.

            Each newly created directorship resulting from any increase in the number of directors may be filled in the manner provided in Article XIX for the filling of a vacancy in the office of a director, by vote of the stockholders, or by vote of a majority of the directors who were in office immediately prior to the increase, though less than a quorum.

            No director need be a stockholder. Each director shall hold office until the next annual meeting of the stockholders and until his successor is elected and qualified, or until he sooner dies, resigns or is removed.

                                  ARTICLE IX
                                  ----------

                              Powers of Directors
                              -------------------

            The board of directors shall manage the property and business of the Corporation and shall have and may exercise all the powers of the Corporation except such as are conferred upon the stockholders by law, by the certificate of incorporation or by these bylaws. The Corporation may have officers outside the State of Delaware.


                                  ARTICLE X
                                  ---------

                                  Committees
                                  ----------

            The board of directors may at any time and from time to time, by resolution adopted by a majority of the total number of directors, designate, change the membership of or terminate the existence of any committee or committees, including, if desired, an executive committee, each committee to consist of two or more of the directors of the Corporation. Each such committee shall have such name as may be determined from time to time by resolution adopted by a majority of the total number of directors and shall have and may exercise such powers of the board of directors in the management of the business and affairs of the Corporation, as may be determined from time to time by resolution adopted by a majority of the total number of directors, with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law. All minutes of proceedings of committees shall be available to the board of directors on its request.


                                  ARTICLE XI
                                  ----------

                      Meetings of the Board of Directors
                      ----------------------------------

            Regular meetings of the board of directors may be held without call or formal notice at such places either within or without the State of Delaware and at such times as the board of directors may by vote from time to time determine. A regular meeting of the board of directors may be held without call or formal notice immediately after and at the same place as the annual meeting of the stockholders.

            Special meetings of the board of directors may be held at any time and at any place either within or without the State of Delaware when called by the chairman of the board, the president, the treasurer, or two or more directors, reasonable notice thereof being given to each director by the secretary, or in case of the death, absence, incapacity or refusal of the secretary, by the officer or directors calling the meeting, or without call or formal notice if each director is either present or waives notice as provided in
Article XX.

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


In any case, it shall be deemed sufficient notice to a director to send notice either by first class United States mail at least four days prior to the date of the meeting, or by hand delivery, overnight mail, courier service, or facsimile or other electronic transmission at least 24 hours before the special meeting.

            Members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article XI, including by means of a conference telephone or similar communications equipment, shall constitute presence in person at such meeting.


                                  ARTICLE XII
                                  -----------

                        Quorum and Action of Directors
                        ------------------------------

            At any meeting of the board of directors, except in any case where a larger quorum or the vote of a larger number of directors is required by laws, by the certificate of incorporation or by these bylaws, a quorum for any election or for the consideration of any question shall consist of a majority of the directors then in office, which in no case shall be less than one-third of the total number of directors nor less than two directors; but any meeting may be adjourned from time to time by the vote of a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. When a quorum is present at any meeting, the vote of a majority of the directors present and voting shall be requisite and sufficient for election to any office, and the votes of a majority of the directors present and voting shall decide any question brought before such meeting, except in any case where a larger vote is required by law, by the certificate of incorporation or by these bylaws.


                                 ARTICLE XIII
                                 ------------

                      Consent by Directors or Committees
                      ----------------------------------

            Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing, or by electronic transmission, and the writing or writings, or electronic transmission or transmissions, are filed with the minutes of proceedings of the board of directors or committee.

                                  ARTICLE XIV
                                  -----------

                              Officers and Agents
                              -------------------

            The officers of the Corporation shall be a chairman of the board of directors, a president, a treasurer, a secretary and such other officers, if any, as the board of directors may in its discretion elect, which officers may include one or more vice presidents, one or more assistant treasurers and one or more assistant secretaries. The Corporation may also have such agents, if any, as the board of directors may in its discretion appoint. The chairman of the board and the president shall be chosen from among the directors. So far as is permitted by law, any two or more offices may be held by the same person, except that neither the chairman of the board nor the president shall also be vice president or the secretary.

            Subject to law, to the certificate of incorporation and to the other provisions of these bylaws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such duties and powers as the board of directors may from time to time designate.

            The chairman of the board, the president, the treasurer and the secretary shall be elected annually by the board of directors at its first meeting following the annual meeting of the stockholders by vote of a majority of the directors then in office. Other officers, if any, may be elected by the board of directors at said meeting or at any other time by vote of a majority of the directors then in office. Agents, if any, may be appointed by the board of directors at said meeting or at any other time by vote of a majority of the directors present and voting.

            Each of the chairman of the board, the president, the treasurer and the secretary shall hold office until the first meeting of the board of directors following the next annual meeting of the stockholders and until his successor is chosen and qualified, or until he sooner dies, resigns, is removed or becomes disqualified. Each other officer shall retain his office at the pleasure of a majority of the directors then in office. Each agent shall retain his authority at the pleasure of a majority of the directors present and voting.


                                  ARTICLE XV
                                  ----------

             Chairman of the Board, President and Vice Presidents
             ----------------------------------------------------


            The chairman of the board shall be the chief executive officer of the Corporation and shall have general charge and supervision of the business of the Corporation, and shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors.

            The President shall have such duties and powers as shall be designated from time to time by the board of directors. In the absence of the chairman of the board, the president shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors." The chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors.

            Each vice president shall have such duties and powers as shall be designated from time to time by the board of directors. Vice presidents may be given titles to indicate their special duties.


                                  ARTICLE XVI
                                  -----------

                                   Treasurer
                                   ---------

            The treasurer shall be the chief financial and accounting officer of the Corporation and shall be in charge of its funds and valuable papers and of its books of account and accounting records and of its accounting procedures, and shall have such other duties and powers as may be designated from time to time by the board of directors. The treasurer shall be responsible to and shall report to the board of directors.

            Each assistant treasurer shall have such duties and powers as shall be designated from time to time by the board of directors or by the treasurer, and shall be responsible to and shall report to the treasurer.


                                 ARTICLE XVII
                                 ------------

                                   Secretary
                                   ---------

            The secretary shall record all the proceedings of the meetings of the stockholders and the board of directors, in a book or books to be kept for that purpose, and in his/her absence from any such meeting a temporary secretary shall be chosen who shall record the proceedings thereof.

            The secretary shall have charge of the stock ledger (which may, however, be kept by any transfer agent or agents of the Corporation under the direction of the secretary).

            Each assistant secretary shall have such duties and powers as shall be designated from time to time by the board of directors or by the secretary, and shall be responsible to and shall report to the secretary.

                                 ARTICLE XVIII
                                 -------------

                           Resignations and Removals
                           -------------------------

            Any director or officer may resign at any time by delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors, and such resignation shall take effect at the time stated therein or if no time be so stated upon its delivery, and without the necessity of its being accepted unless the resignation shall so state. The stockholders may at any meeting called for the purpose, by vote of a majority in interest of such stock issued and outstanding and entitled to vote at an election of directors, remove from office any director or directors. The board of directors may at any time, by vote of a majority of the directors then in office, remove from office any officer, with or without cause. The board of directors may at any time, by vote of a majority of directors present and voting, terminate or modify the authority of any agent. No director or officer resigning and (except pursuant to the provisions of a written employment agreement with the Corporation duly approved by the board of directors) no director or officer removed shall have any right to any compensation as such director or officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise.


                                  ARTICLE XIX
                                  -----------

                   Vacancies and Newly Created Directorships
                   -----------------------------------------

            If the office of any director becomes vacant, by reason of death, resignation or removal or disqualification, or if the authorized number of directors shall be increased, such vacancy or newly created directorship may be filled by stockholders at a meeting called for the purpose (which may be the same meeting at which a former holder of such office was removed, or the same meeting at which such new directorship was created), or, in the absence of such election by the stockholders, such vacancy or newly created directorship may be filled by the board of directors by vote of a majority of the directors then in office, though less than a quorum. If the office of any officer thus becomes vacant, the board of directors may elect a successor or successors, by vote of a majority of the directors then in office, though less than a quorum. The board of directors shall have and may exercise all its powers notwithstanding the existence of one or more vacancies in the total number of directors provided there be at least three directors in office, subject to any requirements of law or of the certificate of incorporation or of these bylaws as to the number of directors required for a quorum or for any vote, resolution or other action.

                                  ARTICLE XX
                                  ----------

                               Waiver of Notice
                               ----------------

            Whenever any notice is required to be given by law or under the provisions of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein or otherwise fixed for the meeting or other event for which notice is waived, shall be deemed equivalent to such notice.


                                  ARTICLE XXI
                                  -----------

                                 Capital Stock
                                 -------------

            The authorized amount of the capital stock of the Corporation and the par value thereof, if any, shall be as fixed in the certificate of incorporation.


                                 ARTICLE XXII
                                 ------------

                             Certificate of Stock
                             --------------------

            Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the president or a vice president and the treasurer, an assistant treasurer, the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation; provided, however, that where such certificate is signed
(1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of the president, vice president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation, and any such issue and delivery shall be regarded as an adoption by the Corporation of such certificate or certificates. Certificates of stock shall be in such form as shall, in conformity to law, be prescribed from time to time by the board of directors.

            Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.


                                 ARTICLE XXIII
                                 -------------

                         Transfer of Shares of Stock
                         ---------------------------

            Subject to the restrictions, if any, imposed by the certificate of incorporation, title to a certificate of stock and to the shares represented thereby shall be transferred only by delivery of the certificate properly endorsed, or by delivery of the certificate accompanied by a written assignment of the same, or a written power of attorney to sell, assign or transfer the same or the shares represented thereby properly executed; but the person registered on the books of the Corporation as the owner of shares shall have the exclusive right to receive dividends thereon and to vote thereon as such owner and shall be held liable for such calls and assessments, if any, as may lawfully be made thereon, and except only as may be required by law, may, subject to the provisions of Articles VI and XXIV of these bylaws, in all respects be treated by the Corporation as the exclusive owner thereof. It shall be the duty of each stockholder to notify the Corporation of his post office address.


                                 ARTICLE XXIV
                                 ------------

                          Transfer Books; Record Date
                          ---------------------------

            The board of directors shall not have power to close the stock transfer books of the Corporation for any purpose but in lieu thereof the board of directors shall have power to fix in advance a date, not exceeding sixty days preceding the date of any meeting of stockholders or the date for any payment of dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not exceeding fifty days in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.


                                  ARTICLE XXV
                                  -----------

                              Loss of Certificate
                              -------------------

            In the case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms in conformity with law as the board of directors may prescribe.


                                 ARTICLE XXVI
                                 ------------

                                     Seal
                                     ----

            The corporate seal of the Corporation shall, subject to alteration by the board of directors, consist of two concentric circles and shall contain the name of the Corporation and "Delaware" and the year of organization of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                 ARTICLE XXVII
                                 -------------

                              Execution of Papers
                              -------------------

            Except as otherwise provided in these bylaws, and except as the board of directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts, and other obligations made, accepted or endorsed by the Corporation shall be signed by an officer.


                                ARTICLE XXVIII
                                --------------

                                  Fiscal Year
                                  -----------

            The fiscal year of the Corporation shall begin on the first day of July in each year until otherwise determined by the board of directors.


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


                                 ARTICLE XXIX
                                 ------------

                   Indemnification of Directors and Officers
                   -----------------------------------------

            Each person who shall be or shall have been a director or officer of the Corporation, or who shall serve or shall have served at its request as a director or officer of another corporation or as a trustee or officer of an association or trust in which the Corporation owns stocks or shares or of which the Corporation is a creditor, shall be indemnified by the Corporation against all liabilities and expenses at any time imposed upon or reasonably incurred by him in connection with, arising out of or resulting from any action, suit or proceeding in which he may be involved or with which he may be threatened, by reason of his then serving or theretofore having served as such director, trustee or officer, or by reason of any alleged act or omission by him in any such capacity, whether or not he shall be serving as such director, trustee or officer at the time any or all of such liabilities or expenses shall be imposed upon or incurred by him. The matters covered by the foregoing indemnity shall include any amounts paid by any such person in compromise or settlement, if such compromise or settlement shall be approved as in the best interests of the Corporation by vote of a majority of disinterested directors then in office, or by vote of a majority of the shares of stock held by disinterested stockholders entitled to vote present or represented at a meeting called for the purpose; but such matters shall not include liabilities or expenses imposed or incurred in connection with any matters as to which such person shall be finally adjudged in such action, suit or proceeding to be liable by reason of negligence or misconduct in the performance of his duty as such director, trustee or officer. Each person who becomes a director, trustee or officer as aforesaid shall be deemed to have accepted and to have continued to serve in such office in reliance upon the indemnity herein provided. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect. These indemnity provisions shall not be exclusive of any other right which any director, trustee or officer may have.


                                 ARTICLE XXX
                                 -----------

                                  Amendments
                                  ----------

            These bylaws may be altered, amended or repealed at any annual or special meeting of the stockholders called for the purpose, of which the notice shall specify the subject matter of the proposed alteration, amendment or repeal, or the articles to be affected thereby, or at any meeting of the board of directors by resolution of a majority of the total number of directors. Any by-law whether passed, amended or repealed by the stockholders or directors, may be repealed, amended, further amended or reinstated, as the case may be, by either the stockholders or the directors as aforesaid.


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